SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 14, 2004

                      INTREPID TECHNOLOGY & RESOURCES, INC.
               (Exact Name of Registrant as Specified in Charter)



               IDAHO                  00-27845              84-1304106
  (State or other jurisdiction      (Commission           (IRS Employer
        of incorporation)           File Number)        Identification No.)


     501 WEST BROADWAY, SUITE 200, IDAHO FALLS, IDAHO            83402
     (Address of principal executive offices)                  (Zip code)

     Registrant's telephone number, including area code:     (208) 529-5337

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION.

     On December 14, 2004, the shareholders of Intrepid Technology & Resources, Inc. (the "Company"), at the Company's Annual Shareholders' Meeting, voted to increase its shares of authorized common stock from 185,000,000 to 350,000,000. On December 14, 2004, the Company amended its Articles of Incorporation to reflect this increase.

     The following is the text of the amendment to Article V (Fifth) to the Company's Articles of Incorporation, reflecting this increase:

          The total number of shares which the corporation shall have authority to issue is: three hundred fifty-five million
          (355,000,000), of which three hundred fifty million (350,000,000) shares at the par value of $.005 each shall be designated common stock and of which five million (5,000,000) shares at the par value of $1.00 shall be designated preferred stock.

          Shares of preferred stock may be issued from time to time in one or more series, each of such series to have distinctive serial designations which may be by distinguishing number, letter, or title as shall hereafter be determined together with such voting powers, rights of redemption, dividends and liquidation preferences all of which shall hereafter be determined in the resolution or resolutions providing for the issue of such preferred stock from time to time adopted by the Board of Directors of the Company, pursuant to authority so to do which is hereby conferred upon and invested in the Board of Directors.

ITEM 8.01. OTHER EVENTS.

     In the Company's Definitive Proxy Statement, dated November 8, 2004, the Company had proposed that the shareholders vote on an amendment to the Company's 2003 Stock Option Plan (the "Plan"). The proposed amendment to the Plan contemplated increasing the aggregate number of shares available for issuance from 25,000,000 shares of common stock to 40,000,000. Prior to the Shareholders' Meeting, held on December 14, 2004, the Board of Directors of the Company terminated this proposal. Therefore, the shareholders of the Company did not vote on this matter at the Company's Shareholders' Meeting.

     At the Annual Shareholders' Meeting held on December 14, 2004, the shareholders elected the following directors to the Board of the Directors:
Dennis D. Keiser; Jacob D. Dustin, Michael F. LaFleur, William R. Myers and D. Lynn Smith. In addition, the shareholders ratified the selection of Eide Bailly, f/k/a Balukoff Lindstrom & Co., P.A. as the independent auditors of the Company for the fiscal year ending June 30, 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibit No. Description

EXHIBIT       DESCRIPTION                               LOCATION

Exhibit 99.1  Articles of Amendment to the Articles of
              Incorporation of the Company dated
              December 14,  2004                        Provided herewith


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2004                INTREPID TECHNOLOGY & RESOURCES, INC.


                                       By:    /s/ Dr. Dennis D. Keiser
                                              ----------------------------------
                                       Name:  Dr. Dennis D. Keiser
                                       Title: President, Chief Executive Officer
                                              and Director


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